UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    June 9, 2005

SCANNER TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New Mexico
(State or Other Jurisdiction of Incorporation)

000-08149 (Commission File Number)	85-0169650 (IRS Employer Identification No.)

14505 21st Avenue North, Suite 220
Minneapolis, Minnesota 55447
(Address of Principal Executive Offices) (Zip Code)

(763) 476-8271
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

        On June 9, 2005, the shareholders of Scanner Technologies Corporation (the “Company”) approved the amendment of its 2004 Equity Incentive Plan (the “Plan”) to increase the shares reserved under the Plan from 1,000,000 to 2,300,000. A copy of the Plan, as amended, is attached hereto as an exhibit.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Exhibits:

10.1 2004 Equity Incentive Plan, as Amended

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2005

SCANNER TECHNOLOGIES CORPORATION

By	/s/ Elwin M. Beaty
Elwin M. Beaty President, Chief Executive Officer and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
June 9, 2005	000-08149

SCANNER COMMUNICATIONS, INC.

EXHIBIT NO.	ITEM

10.1	2004 Equity Incentive Plan, as Amended